THE ADVISORS' INNER CIRCLE FUND

    STERLING CAPITAL BALANCED FUND AND STERLING CAPITAL SMALL CAP VALUE FUND

                          SUPPLEMENT DATED JULY 7, 2005
        TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                               DATED MARCH 1, 2005


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

At a Special Meeting of Shareholders held on June 15, 2005 and June 29, 2005, shareholders of the Sterling Capital Balanced Portfolio and Sterling Capital Small Cap Value Fund (the "Funds") were asked to approve a new investment advisory agreement between The Advisors' Inner Circle Fund, on behalf of the Funds, and Sterling Capital Management, LLC (the "Adviser") due to a change in ownership of the Adviser.

At the June 29, 2005 meeting, a new investment advisory agreement was approved for the Sterling Capital Balanced Portfolio. However, the Special Meeting of Shareholders of the Sterling Capital Small Cap Value Fund has been adjourned until July 13, 2005.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.